SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                                               May 20, 1997
Date of Report (Date of earliest event reported) _______________________________

                  DIGITAL COMMUNICATIONS TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

               1-13088                                65-0014636
---------------------------------       ----------------------------------------
    (Commission File Number)                (IRS Employer Identification No.)


              16910 Dallas Parkway, Suite 100, Dallas, Texas 75248
--------------------------------------------------------------------------------
       (Address of principal executive offices)                      (Zip Code)


                                                        (972) 248-1922
   Registrant's telephone number, including area code __________________________



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events.


On May 20, 1997, the Board of Directors of the Registrant removed Hugh C. Coppen as President and Chief Executive Officer and elected Clifford E. Patton as President and Chief Executive Officer. Also, at the request of the other members of the Board of Directors of the Registrant, Hugh C. Coppen resigned as a Director of the Registrant on May 20, 1997.


ITEM 7.  Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         99    News  Release  of  Registrant   dated  May  20,  1997:   "Digital
               Communications Technology Corporation Terminates Hugh Coppen as President & CEO - Names Cliff Patton As Its New President & CEO"


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           DIGITAL COMMUNICATIONS TECHNOLOGY CORPORATION

                                    /s/ Kevin B. Halter
                         By:  __________________________________________________
                                   Kevin B. Halter, Chairman of the Board

Dated:  May 29, 1997


digital\970520.8-k

                                  EXHIBIT INDEX


Exhibit
Number

99 News Release of Registrant dated May 20, 1997: "Digital Communications Technology Corporation Terminates Hugh Coppen as President & CEO - Names Cliff Patton As Its New President & CEO"

                                   EXHIBIT 99

DIGITAL COMMUNICATIONS TECHNOLOGY CORPORATION TERMINATES
--------------------------------------------------------
HUGH COPPEN AS PRESIDENT & CEO-NAMES CLIFF PATTON AS ITS NEW PRESIDENT & CEO
----------------------------------------------------------------------------

DALLAS, TEXAS - May 20, 1997 - digital Communications Technology Corporation (AMEX: DCT) announced today that it has terminated Hugh Coppen a its President and CEO, and has named Cliff Patton as the Company's new President and CEO.

In conjunction with the termination, the Company released the following statement: "The Board of Directors of DCT is shocked by the disastrous financial results reported by the Company for the quarter ended March 31, 1997, and the fact that these results were not shared with the Board until the first week in May, 1997. Further the Board was shocked to learn that seemingly, its President and CEO Hugh Coppen, was equally unaware of the severity of the results. The Board had given Mr. Coppen a clear and free hand in running the Company when he was hired a year ago, and now has lost faith and confidence in his ability to run the Company. By our swift action we hope to have demonstrated to our shareholders that we will not tolerate subpar performance now nor in the future. In Mr. Patton the Company has acquired a proven leader and expert in crisis management. We have full faith and confidence that Mr. Patton will take immediate corrective actions to restore the Company to profitability and stability in a short period of time."

For the past four months, Mr. Patton has been employed by the Company as a consultant, directing the relocation of the Company's operations in Indianapolis into new and expanded quarters. Mr. Patton age 52, previously was the President and CEO of American Quality Manufacturing Corporation. Prior employment in various capacities included amongst other, Color Tile (a former subsidiary of Tandy Corporation) and Brinkley Motor Products, a division of Franklin Electric Company.

The Company also announced that it has retained Jim Weinberg, a co-founder of the Company, in an advisory capacity to Mr. Patton and named him Chief Operating Officer in charge of the Company's Ft. Lauderdale, Florida operation. Mr. Weinberg had previously served as Executive Vice President of the Company until March of this year, when he became President of Millennia Entertainment, Inc. Additionally, Kevin B. Halter, Chairman of the Company has been given responsibility by the Board to oversee the entire operations of the Company on a day to day basis, until the Board is satisfied that this action will no longer be necessary.

                                   *********

The information in this news release includes certain forward looking statements that are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties, including statements to the future financial performance of the Company. Although the Company believes that the expectations reflected in its forward looking statements are reasonable, it can give no assurance that such expectations or any of its forward looking statements will prove to be correct. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, product development and acceptance, the impact of competitive services and pricing, general economic risks and uncertainties.